EXHIBIT 10.44

                             STOCK OPTION AGREEMENT

                                pursuant to the

                          READING & BATES CORPORATION
                        1995 DIRECTOR STOCK OPTION PLAN

  Optionee:               J.W. McLean

  Grant Date:             As of February 7, 1995

  Per Share
     Exercise Price:            $7.375

  Number of Option Shares
    subject to this Option:     15,000

        This Stock Option Agreement (this "Agreement"), dated as of the Grant Date specified above, is entered into by and between Reading & Bates Corporation, a Delaware corporation (the "Company"), and the Optionee specified above, pursuant to the Company's Director Stock Option Plan, as in effect and as amended from time to time (the "Plan"); and

        WHEREAS, it has been determined under the Plan that it would be in the best interests of the Company to grant automatically the non-qualified stock option provided for herein to the Optionee;

        NOW,  THEREFORE,  in  consideration  of  the  mutual  covenants  and
  premises  hereinafter   set  forth  and  for   other  good   and  valuable
  consideration, the parties hereto hereby mutually covenant and agree as follows:

        1. Incorporation By Reference; Plan Document Receipt. This Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time if such amendments are expressly intended to apply to the grant of. the option hereunder), all of which terms and provisions are made a part of and incorporated in this Agreement as if they were each expressly set forth herein. Any capitalized term not defined in Agreement shall have the same meaning as is ascribed thereto under the Plan. The optionee hereby acknowledges receipt of a true copy of the Plan and that the Optionee has read the Plan carefully and fully understands its content. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.

        2. Grant of Option. The Company hereby grants, subject to shareholder approval of the Plan in accordance with SEC Rule 16b-3, to the Optionee, as of the Grant Date specified above, a non-qualified stock option (this "Option") to acquire from the Company at the Per Share Exercise Price specified above the aggregate number of shares of the Common Stock specified above (the "Option Shares"). This Option is not to be treated as (and is not intended to qualify as) an incentive stock option within the meaning of section 422 of the Code.

        3.    Exercise of this Option.

              3.1 This Option shall become exercisable in accordance with and to the extent provided by the terms and provisions of Paragraph s 6 and 7 of the Plan.

              3.2 Unless earlier terminated in accordance with the terms and provisions of the Plan, this Option shall expire and shall no longer be exercisable after the expiration of ten years from the Grant Date (the "Option Period").

              3.3 In no event shall this Option be exercisable for a fractional share of Common Stock.

        4. Method of Exercise and Payment. This Option shall be exercised by the optionee by delivering to the Secretary of the company or his designated agent on any business day (the "Exercise Date") a written notice, in such manner and form an may be required by the Company, specifying the number of the Option Shares the Optionee then desires to acquire (the "Exercise Notice"). The Exercise Notice shall be accompanied by payment of the aggregate Per Share Exercise Price for such number of the Option Shares to be acquired upon such exercise. Such payment shall be made in the manner set forth in Paragraph 7 of the Plan.

        5. Termination. This Option shall terminate and be of no force or effect in accordance with and to the extent provided by the terms and provisions of Paragraph 10 of the Plan. In any event, this Option shall terminate upon the expiration of the Option Period.

        6. Non-transferability. This Option, and any rights or interests therein, shall not be sold, exchanged, transferred, assigned or otherwise disposed of in any way at any time by the Optionee (or any beneficiary(ies) of the Optionee), other than by testamentary disposition by the Optionee or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code, as amended, or Title I of the Employment Retisrement Security Act of 1974, as amended, or the rules thereunder. This Option shall not be pledged, encumbered or otherwise hypothecated in any way at any time by the optionee (or any beneficiary(ies) of the Optionee) and shall not be subject to execution, attachment or similar legal process. Any attempt to sell, exchange, pledge, transfer, assign, encumber or otherwise dispose of or hypothecate this Option, or the levy of any execution, attachment or similar legal process upon this Option, contrary to the terms of this Agreement and/or the Plan shall be null and void and without legal force or effect. This Option shall be exercisable during the Optionee's lifetime only by the Optionee.

        7. Entire Agreement; Amendment. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter. This Agreement may only be modified or amended by a writing signed by both the Company and the Optionee.

        8. Notices. Any Exercise Notice or other notice which may be required or permitted under this Agreement shall be in writing, and hall be delivered in person or via facsimile transmission, overnight courier service or certified mail, return receipt requested, postage prepaid, properly addressed as follows:

        If to Company:    Reading & Bates Corporation
                          901 Threadneedle, Suite 200
                          Houston, Texas  77079

                          Attention:        Secretary

                          Fax:  (713)  496-0285

        If to Grantee:

  or at such other address as the Company or Grantee may, by notice to the other party hereto, designate in writing from time to time.

        9.    Governing  Law.   This  Agreement  shall be  governed  by  and
  construed in accordance with the laws of the State of Texas, without reference to the principles of conflict of law thereof.

        10. Compliance with Laws. The issuance of this Option (and the Option Shares upon exercise of this Option) pursuant to this Agreement shall be subject to, and shall comply with, any applicable requirements of any federal and state securities laws, rules and regulations (including, without limitation, the provisions of the Securities Act of 1933, the Exchange Act and the respective rules and regulations promulgated thereunder) and any other law or regulation applicable thereto. The Company shall not be obligated to issue this Option or any of the Option Shares pursuant to this Agreement if any such issuance would violate any such requirements.

        11. Binding Agreement; Assignment. This Agreement shall inure to the benefit of, be binding upon, and be enforceable by the Company and its successors and assigns. The Optionee shall not assign any part of this Agreement without the prior express written consent of the Company.

        12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

        13. Headings. The titles and headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

        14. Further Assurances. Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as any party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the Plan and the consummation of the transactions contemplated thereunder.

        15. Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

        IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Optionee has hereunto set his hand, all as of the Grant Date specified above.

                                      READING & BATES CORPORATION


                                      By:
                                      Its:  ___________________________

                                                  Optionee